THE MANAGERS FUNDS
		MANAGERS CAPITAL APPRECIATION FUND
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		  Supplement dated June 9, 2003
     to the Prospectus and Statement of Additional Information
 			dated May 1, 2003

  The following information supersedes any information to the contrary relating to Managers Capital Appreciation Fund contained in the Fund's Prospectus and Statement of Additional Information dated May 1, 2003:

Managers Capital Appreciation Fund (the "Fund")
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  Effective June 9, 2003, Bramwell Capital Management, Inc.
("Bramwell"), located at 745 Fifth Avenue, New York, New York, replaced Holt-Smith & Yates Advisors, Inc. ("Holt-Smith") as a sub-advisor for Managers Capital Appreciation Fund. Essex Investment Management Company, LLC remains as the other sub-advisor for the Fund. Bramwell will be paid 0.40% per annum of the average daily net assets of the portion of the Fund that Bramwell manages (i.e., the same fee rate as was previously paid to Holt-Smith for managing its portion of the assets of the Fund).

  As of March 31, 2003, Bramwell had approximately $689 million in assets under management. Elizabeth R. Bramwell is the portfolio manager of the portion of the assets managed by Bramwell. She has been the President of, and a portfolio manager for, Bramwell since 1994.


June 9, 2003